UC INVESTMENT TRUST

                               UC INVESTMENT FUND









                               SEMI-ANNUAL REPORT
                                November 30, 2001
                                   (Unaudited)













     INVESTMENT ADVISER                                ADMINISTRATOR
UNITED MANAGEMENT COMPANY, LLC                   ULTIMUS FUND SOLUTIONS, LLC
    1005 Glenway Avenue                                P.O. Box 46707
       P.O. Box 1280                             Cincinnati, Ohio 45246-0707
 Bristol, Virginia 24203-1280                          1.877.823.8637

[Logo]            United Management Company, LLC


January 23, 2002

Dear Shareholder:

Investment results of 2000 and 2001 marked the worst two-year period for the Dow Industrials since 1977-78, and the worst for the S&P 500 since 1973-74.

The year 2001 began with high hopes only to be shattered by a sharp fall in corporate spending, the onset of a global recession; and the tragedy that engulfed the United States and the world on 9-11, all of which hurt stocks.

When stocks were caught in a downward spiral of pricing pressure in the aftermath of the terrorist attack, many investors ran for the exits rather than search through the bargain basement of stocks. Periods of high anxiety can cause us to ignore long-term expectations and substitute short-term price changes: a factor that should be meaningless except when it offers an opportunity to increase ownership at attractive prices.

The markets were down across the board for 2001:

       Dow Jones Industrial Average           (7.10)%
       Standard & Poor's 500 Index           (13.04)%
       NASDAQ Composite                      (21.05)%

I'm glad we can now put year 2001 behind us and look forward. What have we learned and what can we expect in 2002 and beyond? Do we crawl into our shells and not look out or do we march on with our heads high? Of course, we march on proudly, and we learn from the events of 2001.


The Economic Setting and Financial Markets
------------------------------------------
The Federal Reserve reduced interest rates eleven times during 2001; the current Fed funds rate is 1 3/4 %, and the door has been left open for additional easing. We will await the January 30 announcement.

The improvements in the outlook for the U.S. economy are due to the fiscal and monetary stimulus that has been undertaken in 2001. Not only has the Federal Reserve been cutting interest rates, so have many of the world's major central banks. All of this is positive for a rebound sometime in the future.

o The non-manufacturing NAPM business index has bounced back above 50 to 51.3 in November.


 -----------------------------------------------------------------------------
       1005 Glenway Avenue o P.O. Box 1280 o Bristol, Virginia 24203-1280
            (540) 645-1459 o FAX (540) 645-1426 o www.umcinvest.com

Letter to Shareholders             January 23, 2002                      Page 2


o    Initial   unemployment   claims  have  remained  under  400,000  for  three
     consecutive weeks, and have fallen in seven of the past nine weeks suggesting a slowdown in job losses.

o Conference Board's index of consumer sentiment far exceeded expectations in December with the index recording its highest monthly rise since 1992.

o After many months of downward earnings estimate revisions, the outlook for corporate profits seem to have stabilized.

Improvement in the long-term earnings growth should dictate the rate of price appreciation in the financial markets.

We believe the U.S. economy, bolstered by the monetary and fiscal stimulus packages, is on the road to recovery, but we must be very selective in holdings put in the portfolios. All equities will not perform the same, and we are diligently looking for additional core holdings.

It has been suggested, based on current interest rates, that the probability that stocks will outperform bonds is 82%; while the probability that stocks outperform cash is 96%.


Allocations and Key Holdings
----------------------------
Based on market value at November 30, 2001, the following represents the largest sectors of the UC Investment Fund portfolio:

                  1.  Financial Services               22.9%
                  2.  Consumer Staples                 14.6%
                  3.  Healthcare                        9.7%

The top five individual holdings in the UC Investment Fund portfolio as of November 30, 2001, in terms of percentage of market value were:

                  1.  King Pharmaceuticals, Inc.        4.8%
                  2.  ConAgra Foods, Inc.               4.3%
                  3.  Norfolk Southern Corp.            4.3%
                  4.  Service Corp. International       3.6%
                  5.  AOL Time Warner, Inc.             3.5%

These top five holdings represent 20.5% of the market value at November 30, 2001.

Letter to Shareholders             January 23, 2002                      Page 3


Fund Performance (Period ending 12/31/01)
-----------------------------------------
UC Investment Fund performance compared to the S&P 500 Index and Lipper's Multi-Cap Core Fund classification is as follows:

                                  UCIFX        Multi-Cap Core       S&P 500
                                  -----        --------------       -------

Fourth Quarter                    4.55%            12.68%            10.71%
One Year                         -8.95%           -10.89%           -11.87%
Since Inception (Annualized)      2.32%             1.24%             1.53%
(6/29/98-12/31/01)

In Closing
----------
The market and the economy appear to be recovering while the spirit of America never went into recession. We are remaining loyal to our investment philosophy which requires patience and confidence in the economy and the market's strength. Sometimes that confidence is tested but the equity market, historically, has offered better long-term returns than other investments.

Our investments will include companies we believe in; companies we have researched and ones that will be around when this market turns.

Faithfully yours,

/s/ Lois A. Clarke

Lois A. Clarke
President and Managing Director

/rl

                               UC INVESTMENT FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                               NOVEMBER 30, 2001

                                   (UNAUDITED)

ASSETS
     Investment securities, at value
      (Cost $45,754,835)                                           $ 45,406,263
     Dividends and interest receivable                                   69,447
     Receivable for capital shares sold                                  12,185
     Organization costs, net (Note 1)                                    26,774
     Other assets                                                        12,829
                                                                   ------------
         TOTAL ASSETS                                                45,527,498
                                                                   ------------

LIABILITIES
     Payable to Adviser (Note 3)                                          5,290
     Payable to affiliates (Note 3)                                       7,955
     Payable for investment securities purchased                        647,500
     Payable for capital shares redeemed                                 23,064
     Other accrued expenses and liabilities                              28,058
                                                                   ------------
         TOTAL LIABILITIES                                              711,867
                                                                   ------------

NET ASSETS                                                         $ 44,815,631
                                                                   ============
NET ASSETS CONSIST OF:
     Paid-in capital                                               $ 44,815,087
     Accumulated net investment loss                                    (25,165)
     Accumulated net realized gains from
      security transactions                                             374,281
     Net unrealized depreciation on investments                        (348,572)
                                                                   ------------
NET ASSETS                                                         $ 44,815,631
                                                                   ============
Shares of beneficial interest outstanding
      (unlimited number of shares authorized,
      no par value)                                                   4,344,703
                                                                   ============

Net asset value, offering price and redemption
      price per share (Note 1)                                     $      10.32
                                                                   ============


                 See accompanying notes to financial statements.

                               UC INVESTMENT FUND

                             STATEMENT OF OPERATIONS

                   FOR THE SIX MONTHS ENDED NOVEMBER 30, 2001

                                   (UNAUDITED)

INVESTMENT INCOME
     Dividends                                                     $    267,208
     Interest                                                            34,232
                                                                   ------------
           TOTAL INVESTMENT INCOME                                      301,440
                                                                   ------------
EXPENSES
     Investment advisory fees (Note 3)                                  220,211
     Administrative services fees (Note 3)                               27,244
     Professional fees                                                   22,256
     Accounting services fees (Note 3)                                   14,224
     Trustees' fees and expenses                                         14,218
     Printing of shareholder reports                                     13,899
     Insurance expense                                                   10,635
     Distribution fees (Note 3)                                           9,324
     Transfer agent and shareholder services fees (Note 3)                9,000
     Amortization of organization expenses (Note 1)                       8,455
     Custodian fees                                                       8,203
     Other expenses                                                       3,391
                                                                   ------------
           TOTAL EXPENSES                                               361,060
     Fees waived by the Adviser (Note 3)                                (30,745)
                                                                   ------------
           NET EXPENSES                                                 330,315
                                                                   ------------

NET INVESTMENT LOSS                                                     (28,875)
                                                                   ------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
     Net realized losses from security transactions                    (410,692)
     Net change in unrealized appreciation/
           depreciation on investments                               (3,396,196)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                    (3,806,888)
                                                                   ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $ (3,835,763)
                                                                   ============



                 See accompanying notes to financial statements.

                    UC INVESTMENT FUND
                STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------
                                                                       SIX MONTHS
                                                                          ENDED
                                                                       NOVEMBER 30,
                                                                           2001            YEAR ENDED
                                                                       (UNAUDITED)        MAY 31, 2001
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS
      Net investment income (loss)                                   $    (28,875)       $      3,710
      Net realized gains (losses) from security transactions             (410,692)          3,101,618
      Net change in unrealized appreciation/
            depreciation on investments                                (3,396,196)         (6,801,901)
                                                                     ------------        ------------
Net decrease in net assets from operations                             (3,835,763)         (3,696,573)
                                                                     ------------        ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
      Net investment income                                                  --               (11,992)
      Net realized gains from security transactions                          --            (2,581,122)
                                                                     ------------        ------------
Net decrease in net assets from distributions to shareholders                --            (2,593,114)
                                                                     ------------        ------------

FROM CAPITAL SHARE TRANSACTIONS
      Proceeds from shares sold                                         2,564,750           5,646,932
      Net asset value of shares issued in reinvestment
            of distributions to shareholders                                 --             2,571,895
      Payments for shares redeemed                                       (535,247)         (2,505,292)
                                                                     ------------        ------------
Net increase in net assets from capital share transactions              2,029,503           5,713,535
                                                                     ------------        ------------

TOTAL DECREASE IN NET ASSETS                                           (1,806,260)           (576,152)

NET ASSETS
      Beginning of period                                              46,621,891          47,198,043
                                                                     ------------        ------------
      End of period                                                  $ 44,815,631        $ 46,621,891
                                                                     ============        ============

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                           $    (25,165)       $      3,710
                                                                     ============        ============

CAPITAL SHARE ACTIVITY
      Shares sold                                                         247,875             468,315
      Shares issued in reinvestment of
            distributions to shareholders                                    --               228,816
      Shares redeemed                                                     (49,675)           (207,898)
                                                                     ------------        ------------
      Net increase in shares outstanding                                  198,200             489,233
      Shares outstanding, beginning of period                           4,146,503           3,657,270
                                                                     ------------        ------------
      Shares outstanding, end of period                                 4,344,703           4,146,503
                                                                     ============        ============


                         See accompanying notes to financial statements.


                               UC INVESTMENT FUND
                              FINANCIAL HIGHLIGHTS


                          Selected per Share Data and Ratios for a Share Outstanding Throughout Each Period
----------------------------------------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                     ENDED
                                                  NOVEMBER 30,                                    PERIOD ENDED
                                                     2001            YEAR ENDED    YEAR ENDED       MAY 31,
                                                 (UNAUDITED)        MAY 31, 2001  MAY 31, 2000      1999 (a)
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period            $    11.24        $    12.91     $    10.53     $    10.00
                                                  ----------        ----------     ----------     ----------

Income from investment operations:
     Net investment income (loss)                      (0.01)             0.00           --             0.05
     Net realized and unrealized gains
      (losses) on investments                          (0.91)            (0.99)          2.41           0.54
                                                  ----------        ----------     ----------     ----------
Total from investment operations                       (0.92)            (0.99)          2.41           0.59
                                                  ----------        ----------     ----------     ----------

Less distributions:
     Dividends from net investment income               --               (0.00)         (0.02)         (0.03)
     Distributions from net realized gains              --               (0.68)         (0.01)         (0.03)
                                                  ----------        ----------     ----------     ----------
                                                        --               (0.68)         (0.03)         (0.06)
                                                  ----------        ----------     ----------     ----------

Net asset value at end of period                  $    10.32        $    11.24     $    12.91     $    10.53
                                                  ==========        ==========     ==========     ==========

TOTAL RETURN                                       -8.19%(c)            -7.63%          22.94%      5.89%(c)
                                                  ==========        ==========     ==========     ==========

Net assets at end of period (000's)               $   44,816        $   46,622     $   47,198     $   33,268
                                                  ==========        ==========     ==========     ==========


Ratio of net expenses to average net assets (b)    1.50% (d)              1.50%          1.50%     1.81% (d)

Ratio of net investment income (loss) to
 average net assets                               -0.13% (d)              0.01%          0.03%     0.64% (d)

Portfolio turnover rate                              72% (d)                85%            61%       67% (d)


(a) Represents  the period from the initial public  offering of shares (June 29, 1998) through May 31, 1999.

(b)  Absent  fees  waived by the  Adviser,  the ratio  of expenses to average net assets would have been 1.64%(d) and 1.50%,  for the periods ended  November 30, 2001 and May 31, 2001, respectively  (Note 3). For  the year ended May 31, 2001, the  fees waived by the Adviser were less than 0.01%.

(c)  Not annualized.

(d)  Annualized.


                See accompanying notes to financial statements.

                                            UC INVESTMENT FUND
                                         PORTFOLIO OF INVESTMENTS
                                             NOVEMBER 30, 2001
                                                (UNAUDITED)

------------------------------------------------------------------------------------------------------
    SHARES        COMMON STOCKS - 93.3%                                                MARKET VALUE
------------------------------------------------------------------------------------------------------

                  BASIC MATERIALS - 0.1%
        169,500   Birmingham Steel Corp. (a)                                                  $ 45,765
                                                                                     -----------------

                  CAPITAL GOODS - 6.5%
        25,000    General Electric Co.                                                         962,500
        90,000    Motorola, Inc.                                                             1,497,600
        15,000    Waste Management, Inc.                                                       439,500
                                                                                     -----------------
                                                                                             2,899,600
                                                                                     -----------------
                  COMMUNICATION SERVICES - 4.2%
        60,000    Sprint Corp.                                                               1,307,400
        40,000    WorldCom, Inc. - WorldCom Group (a)                                          581,600
                                                                                     -----------------
                                                                                             1,889,000
                                                                                     -----------------
                  CONSUMER CYCLICALS - 9.7%
        20,000    Dollar General Corp.                                                         270,000
        35,000    Ford Motor Co.                                                               662,900
         5,000    INTERACT Electronic Marketing, Inc.(a)                                       400,000
        35,714    INTERACT Electronic Marketing, Inc. - Warrant (a)                               -
        25,000    Jones Apparel Group, Inc. (a)                                                780,500
        25,000    Newell Rubbermaid, Inc.                                                      641,250
       275,000    Service Corp. International (a)                                            1,614,250
                                                                                     -----------------
                                                                                             4,368,900
                                                                                     -----------------
                  CONSUMER STAPLES - 14.8%
        45,000    AOL Time Warner, Inc. (a)                                                  1,570,500
        40,000    Brinker International, Inc. (a)                                            1,120,000
        85,000    ConAgra Foods, Inc.                                                        1,952,450
        35,000    H.J Heinz Co.                                                              1,334,200
        25,000    Jack in the Box, Inc. (a)                                                    647,000
                                                                                     -----------------
                                                                                             6,624,150
                                                                                     -----------------
                  FINANCIAL - 23.0%
        18,000    American International Group, Inc.                                         1,483,200
        20,000    AmSouth Bancorp.                                                             366,400
        20,000    Bank of America Corp.                                                      1,227,600
        40,000    Bank One Corp.                                                             1,497,600
        30,000    FleetBoston Financial Corp.                                                1,102,500
        20,000    Mellon Financial Corp.                                                       747,800
        20,000    PNC Financial Services Group                                               1,159,000
        20,000    Union Planters Corp.                                                         868,200
        45,000    UnumProvident Corp.                                                        1,161,000
        23,000    Wachovia Corp.                                                               711,850
                                                                                     -----------------
                                                                                            10,325,150
                                                                                     -----------------

                                    See accompanying notes to financial statements.


                                            UC INVESTMENT FUND
                                   PORTFOLIO OF INVESTMENTS (CONTINUED)
                                            NOVEMBER 30, 2001
                                               (UNAUDITED)

------------------------------------------------------------------------------------------------------
    SHARES        COMMON STOCKS - 93.3% (CONTINUED)                                    MARKET VALUE
------------------------------------------------------------------------------------------------------

                  HEALTHCARE - 9.8%
        25,000    Connetics Corp. (a)                                                        $ 263,750
        10,000    Johnson & Johnson                                                            582,500
        55,000    King Pharmaceuticals, Inc. (a)                                             2,191,200
        25,000    Pfizer, Inc.                                                               1,082,750
        50,000    POZEN, Inc. (a)                                                              275,000
                                                                                     -----------------
                                                                                             4,395,200
                                                                                     -----------------
                  TECHNOLOGY - 9.6%
        40,000    Cisco Systems, Inc. (a)                                                      818,000
        35,000    Intel Corp.                                                                1,143,100
         5,000    International Business Machines Corp.                                        577,950
        65,000    Lucent Technologies, Inc. (a)                                                475,800
        10,000    Microsoft Corp. (a)                                                          642,100
        45,000    Oracle Corp. (a)                                                             631,350
                                                                                     -----------------
                                                                                             4,288,300
                                                                                     -----------------
                  TRANSPORTATION - 6.3%
        30,000    Burlington Northern Santa Fe Corp.                                           879,300
       100,000    Northfolk Southern Corp.                                                   1,939,000
                                                                                     -----------------
                                                                                             2,818,300
                                                                                     -----------------
                   UTILITIES - 9.3%
        20,000    American Electric Power Co., Inc.                                            825,000
        30,000    Calpine Corp. (a)                                                            646,800
        25,000    Constellation Energy Group, Inc.                                             593,750
        35,000    El Paso Energy Corp. (a)                                                   1,557,500
        10,000    FPL Group, Inc.                                                              554,000
                                                                                     -----------------
                                                                                             4,177,050
                                                                                     -----------------

                  TOTAL COMMON STOCKS - 93.3% (Cost $42,086,046)                          $ 41,831,415
                                                                                     -----------------

------------------------------------------------------------------------------------------------------
    SHARES        INVESTMENT COMPANIES - 2.2%                                          MARKET VALUE
------------------------------------------------------------------------------------------------------

        10,000    Diamonds Trust, Series I (Cost $1,080,450)                                 $ 986,400
                                                                                     -----------------

-------------------------------------------------------------------------------------------------------
  PAR VALUE       U.S. TREASURY AND AGENCY OBLIGATIONS - 2.2%                          MARKET VALUE
-------------------------------------------------------------------------------------------------------

    $1,000,000    Federal Home Loan Bank Discount Note, due 12/3/2001
                     (Cost $999,891)                                                       $ 1,000,000
                                                                                    ------------------


                                    See accompanying notes to financial statements.

                                            UC INVESTMENT FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                            NOVEMBER 30, 2001
                                                (UNAUDITED)


------------------------------------------------------------------------------------------------------
    SHARES        SHORT TERM MONEY MARKET SECURITIES - 3.6%                            MARKET VALUE
------------------------------------------------------------------------------------------------------
     1,588,448    Fifth Third U.S. Treasury Money Market Fund
                     (Cost $1,588,448)                                                     $ 1,588,448
                                                                                     -----------------

                  TOTAL INVESTMENTS AT VALUE - 101.3% (Cost $45,754,835)                  $ 45,406,263

                  OTHER ASSETS IN EXCESS OF LIABILITIES - (1.3%)                             (590,632)
                                                                                     -----------------

                  NET ASSETS - 100.0%                                                     $ 44,815,631
                                                                                     =================



 (a) Non-income producing security.




                                    See accompanying notes to financial statements.

                               UC INVESTMENT FUND
                          NOTES TO FINANCIAL STATEMENTS
                                NOVEMBER 30, 2001
                                   (UNAUDITED)


1.   SIGNIFICANT ACCOUNTING POLICIES

     The UC Investment Fund (the "Fund") is a no-load, diversified series of the UC Investment Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as an Ohio business trust on February 27, 1998. The Fund was capitalized on May 21, 1998 when United Management Company, LLC (the "Adviser") purchased the initial 10,000 shares of the Fund at $10.00 per share. The initial public offering of shares of the Fund commenced on June 29, 1998. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

     The Fund seeks long-term total return, from a combination of capital growth and growth of income, by investing primarily in common stocks.

     The following is a summary of the Fund's significant accounting policies:

     SECURITIES VALUATION -- The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price, or, if not traded on a particular day, at the closing bid price. Securities trades in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

     SHARE VALUATION -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of the Fund is equal to the net asset value per share.

     INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

     DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

                               UC INVESTMENT FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                NOVEMBER 30, 2001
                                   (UNAUDITED)


1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     SECURITY TRANSACTIONS -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

     ORGANIZATION COSTS -- Costs incurred by the Fund in connection with its organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with the commencement of operations. In the event any of the initial shares of the Fund are redeemed during the five year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares redeemed bears to the number of initial shares outstanding at the time of the redemption.

     ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     ADOPTION OF NEW ACCOUNTING PRINCIPLE -- In order to comply with new accounting standards mandated by the latest AICPA Audit and Accounting Guide for Audits of Investment Companies (dated 12/1/00), effective June 1, 2001, premiums and discounts on debt securities are being amortized using the interest method. The effect of initially applying changes required by the Guide has no effect on the net assets of the Fund.

     FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

                               UC INVESTMENT FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                NOVEMBER 30, 2001
                                   (UNAUDITED)


1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     The following information is based upon the federal income tax cost of portfolio investments of $45,805,711 as of November 30, 2001:

          Gross unrealized appreciation                  $ 4,952,720
          Gross unrealized depreciation                   (5,352,168)
                                                        ------------
          Net unrealized depreciation                    $  (399,448)
                                                        ============

     The difference between the federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States.

2.   INVESTMENT TRANSACTIONS

     Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $15,526,352 and $15,175,104, respectively, for the six months ended November 30, 2001.

3.   TRANSACTIONS WITH AFFILIATES

     The Chairman of the Trust is also Chairman and Chief Executive Officer of the Adviser. The President of the Trust is also President and a Director of the Adviser. Certain other officers of the Trust are also officers of Ultimus Fund Solutions, LLC ("Ultimus"), the administrative services agent, shareholder servicing and transfer agent and accounting services agent for the Trust, or of Ultimus Fund Distributors, Inc. (the "Distributor"), the principal underwriter for the Fund and exclusive agent for the distribution of shares of the Fund.

     ADVISORY AGREEMENT
     The Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Under the Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets. In order to limit the operating expenses of the Fund to 1.50% of the Fund's average daily net assets, the Adviser voluntarily waived advisory fees of $30,745 for the six months ended November 30, 2001.

                               UC INVESTMENT FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                NOVEMBER 30, 2001
                                   (UNAUDITED)


3.   TRANSACTIONS WITH AFFILIATES (CONTINUED)

     ADMINISTRATION AGREEMENT
     Under the terms of an Administration Agreement effective September 20, 2001 between the Trust and Ultimus, Ultimus supplies executive, administrative and regulatory services to the Fund, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For the performance of these administrative services, Ultimus receives a monthly fee at an annual rate of 0.10% of average daily net assets up to $200 million; 0.075% of such assets from $200 to $500 million; and 0.05% of such assets in excess of $500 million, subject to a monthly minimum of $2,000. Accordingly, during the six months ended November 30, 2001, Ultimus was paid $8,285 for administrative services.

     TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
     Under the terms of a Transfer Agency and Shareholder Services Agreement effective September 20, 2001 between the Trust and Ultimus, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives from the Fund a monthly fee at an annual rate of $17 per account, subject to a minimum of $1,500 per month. Accordingly, during the six months ended November 30, 2001, Ultimus was paid $3,550 for transfer agent services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

     ACCOUNTING SERVICES AGREEMENT
     Under the terms of an Accounting Services Agreement effective September 20, 2001 between the Trust and Ultimus, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives from the Fund a monthly fee of $2,500, plus an asset based fee equal to 0.01% of average daily net assets from $25 to $500 million and 0.005% of such assets in excess of $500 million. Accordingly, during the six months ended November 30, 2001, Ultimus was paid $6,457 for accounting services. In addition, the Fund pays certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Fund's portfolio securities.

                               UC INVESTMENT FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                NOVEMBER 30, 2001
                                   (UNAUDITED)


3.   TRANSACTIONS WITH AFFILIATES (CONTINUED)

     DISTRIBUTION PLAN
     The Trust has adopted a Plan of Distribution (the Plan) under which the Fund may directly incur or reimburse the Adviser or the Distributor for expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets. For the six months ended November 30, 2001, the Fund incurred $9,324 of distribution-related expenses under the Plan.

     PRIOR SERVICE AGREEMENTS
     Prior to  September  20, 2001,  administrative  services,  fund  accounting services and transfer agent services were provided to the Fund by Integrated Fund Services, Inc. ("IFS"). Pursuant to the terms of an Administration Agreement with the Trust, IFS received a monthly fee at an annual rate of 0.15% of average daily net assets up to $25 million; 0.125% of such assets from $25 million to $50 million; and 0.10% of such assets in excess of $50 million, subject to a monthly minimum of $1,000. Pursuant to a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and IFS, IFS received for its services a monthly fee at an annual rate of $20 per shareholder account, subject to a $1,500 monthly minimum. Pursuant to an Accounting Services Agreement between the Trust and IFS, IFS received a monthly fee of $2,000 from the Fund. Accordingly, during the six months ended November 30, 2001, IFS was paid $32,176 by the Fund for these services.

4.   RESTRICTED SECURITIES

     On August 5, 2000, the Fund purchased 5,000 shares of Interact Electronic Marketing, Inc. at an original cost of $500,000, the sale of which is restricted. At November 30, 2001, this security represented 0.89% of net assets and was valued at $400,000 based on fair value. The fair value of this security is determined under the direction of the Board of Trustees. No quoted market price exists for this security.